UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 11, 2012 (January 11, 2012)

COATES INTERNATIONAL, LTD. (Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 11, 2012 the board of directors consented to a new anti-dilution plan, effective as of January 1, 2012 (the Revised Plan”), which replaces a prior anti-dilution plan for George J. Coates, Chairman, President, Chief Executive Officer and majority shareholder, Bernadette Coates, spouse of George J. Coates and Gregory Coates, son of George J. Coates and President, Technology Division (collectively, “The Coates Family”). Under the Revised Plan, the Corporation shall issue one new share of common stock, par value $0.0001, per share to George J. Coates for each new share of common stock of the Corporation issued to individuals or entities that are not members of, or controlled by, The Coates Family. This anti-dilution provision does not apply to new shares of common stock issued in connection with a public offering of the Corporation’s securities or a merger or acquisition.

The new anti-dilution program replaces a prior anti-dilution program pursuant to which shares of Series A Preferred Stock, par value $0.001 per share were issued to George J. Coates in order to prevent any dilution of the voting rights percentage by The Coates Family. However, under this prior program, The Coates Family’s percentage of Corporate dividends, if any, and liquidation rights were diluted each time the Corporation issued new shares of its common stock. The Corporation has never declared any dividends, and at this time, there are no plans to declare any dividends in the foreseeable future.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (a)   Financial statements of business acquired.

       None

    (b)   Exhibits

       None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer
Dated: January 11, 2012

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